SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2012

NIGHTCULTURE, INC.
(Exact name of registrant as specified in Charter)

Nevada	0-49648	73-1554122
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

6400 Richmond Avenue
Houston, Texas 77057
(Address of Principal Executive Offices)(Zip Code)

832-535-9070
(Issuer Telephone number)

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2012 (the “Original 8-K”) by NightCulture, Inc., a Nevada corporation (the “Company”), to provide the required financial statements and exhibits in connection with the Company’s acquisition of Stereo Live, LLC, a Texas limited liability company (“SL LLC”).

This Current Report on Form 8-K/A amends Item 9.01(a) and Item 9.01(b) of the Original 8-K to provide certain historical financial information of SL LLC and the Company’s unaudited pro forma financial information relating to the effects of the acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired

The Audited Financial Statements of Stereo Live, LLC as of and for the years ended December 31, 2011 and 2010, are attached as Exhibit 99.1. The Unaudited Financial Statements of Stereo Live, LLC as of and for the three months ended March 31, 2012 and 2011, are attached as Exhibit 99.2.

(b)
Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet of Registrant as of March 31, 2012, and the Unaudited Pro Forma Condensed Combined Statements of Income of Registrant for the year ended December 31, 2011 and the three months ended March 31, 2012, are attached as Exhibit 99.3.

(d)	Exhibits

99.1	Audited financial statements of Stereo Live, LLC as of and for the years ended December 31, 2011 and 2010
99.1	Unaudited financial statements of Stereo Live, LLC as of and for the three months ended March 31, 2012 and 2011
99.3	Unaudited Pro Forma Condensed Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTCULTURE, INC.

Dated: July 31, 2012	By:	/s/ Michael Long
Michael Long
President